REPORT OF INDEPENDENT ACCOUNTANTS
            ON SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENT SCHEDULE

To the Board of Directors and Stockholders of The Interpublic Group of Companies, Inc.

Our audits of the Supplemental Consolidated Financial Statements referred to in our report dated February 22, 2000 except for Note 15 which is as of July 13,

2000 and Note 16 which is as of December 22, 2000, which appears in this Current Report on Form 8-K also included an audit of the Supplemental Consolidated Financial Statement Schedule listed in Item 7 of this Form 8-K. In our opinion, this Supplemental Consolidated Financial Statement Schedule presents fairly, in all material respects, the information set forth therein when read in conjunction with the related Supplemental Consolidated Financial Statements.

PricewaterhouseCoopers LLP
New York, New York

February 22, 2000 except for Note 15 which is as of July 13, 2000 and Note 16 which is as of December 22, 2000

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 of The Interpublic Group of Companies, Inc. (the "Company"), of our report dated February 22, 2000, except for Note 15, which is as of July 13, 2000 and Note 16 which is as of December 22, 2000 which appears in this Current Report on Form 8-K; Registration Statements on Form S-8 No. 2-79071; No. 2-43811; No. 2-56269; No. 2-61346; No. 2-64338; No. 2-67560; No.
2-72093; No. 2-88165;  No. 2-90878;  No. 2-97440; and No. 33-28143,  relating to the Stock Option Plan (1971), the Stock Option Plan (1981), the Stock Option Plan (1988) and the Achievement Stock Award Plan of the Company; Registration Statements on Form 8-S No. 2-53544; No. 2-91564; No. 2-98324; No. 33-22008; No.
33-64062; and No. 33-61371, relating to the Employee Stock Purchase Plan (1975), the Employee Stock Purchase Plan (1985) and the Employee Stock Purchase Plan of the Company (1995); Registration Statements on Form S-8 No. 33-20291 and No. 33-2830 relating to the Management Incentive Compensation Plan of the Company; Registration Statements on Form S-8 No. 33-5352; No. 33-21605; No. 333-4747; and No. 333-23603 relating to the 1986 Stock Incentive Plan, the 1986 United Kingdom Stock Option Plan and the 1996 Stock Incentive Plan of the Company; Registration Statements No. 33-10087 and No. 33-25555 relating to the Long-Term Performance Incentive Plan of the Company; Registration Statement on Form 8-S No. 333-28029 relating to The Interpublic Outside Directors' Stock Incentive Plan of the Company; and Registration Statement No. 33-42675 relating to the 1997 Performance Incentive Plan of the Company. We also consent to the incorporation by reference of our report on the Supplemental Consolidated Financial Statement Schedule, which appears in this Current Report on Form 8-K.



PricewaterhouseCoopers LLP
New York, New York

January 5, 2001

                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statements on Form S-8 of The Interpublic Group of

Companies, Inc. (the "Company"), of our reports dated February 25, 2000, with respect to the consolidated financial statements of NFO Worldwide, Inc. and subsidiaries as of December 31, 1999 and 1998, and for each of the years in the three-year period ended December 31, 1999, which appears in this Current Report on Form 8-K: Registration Statements No. 2-79071; No. 2-43811; No. 2-56269; No. 2-61346; No. 2-64338; No. 2-67560; No. 2-72093; No. 2-88165; No. 2-90878; No.
2-97440 and No. 33-28143, relating variously to the Stock Option Plan (1971), the Stock Option Plan (1981), the Stock Option Plan (1988) and the Achievement Stock Award Plan of the Company; Registration Statements No. 2-53544; No. 2-91564; No. 2-98324; No. 33-22008; No. 33-64062 and No. 33-61371, relating variously to the Employee Stock Purchase Plan (1975), the Employee Stock Purchase Plan (1985) and the Employee Stock Purchase Plan of the Company (1995); Registration Statements No. 33-20291 and No. 33-2830 relating to the Management Incentive Compensation Plan of the Company; Registration Statements No. 33-5352; No. 33-21605; No. 333-4747 and No. 333-23603 relating to the 1986 Stock
Incentive Plan, the 1986 United Kingdom Stock Option Plan and the 1996 Stock Incentive Plan, of the Company; Registration Statements No. 33-10087 and No. 33-25555 relating to the Long-Term Performance Incentive Plan of the Company; Registration Statement No. 333-28029 relating to The Interpublic Outside Directors' Stock Incentive Plan of the Company; and Registration Statement No. 33-42675 relating to the 1997 Performance Incentive Plan of the Company. It should be noted that we have not audited any financial statements of NFO Worldwide, Inc. subsequent to December 31, 1999 or performed any audit procedures subsequent to the date of our report.




Arthur Andersen LLP
New York, New York

January 5, 2001

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements on Form S-8 of The Interpublic Group of Companies, Inc. ("IPG" or the "Company"), of our report dated February 23, 1998, included in this Current Report on Form 8-K, with respect to the consolidated financial statements of the MBL Group PLC for the year ended December 31, 1997, which statements are included in the supplemental consolidated financial statements of IPG,:
Registration  Statements No. 2-79071; No. 2-43811; No. 2-56269; No. 2-61346; No.
2-64338; No. 2-67560; No. 2-72093; No. 2-88165; No. 2-90878; No. 2-97440 and No.
33-28143, relating variously to the Stock Option Plan (1971), the Stock Option Plan (1981), the Stock Option Plan (1988) and the Achievement Stock Award Plan, of the Company; Registration Statements No. 2-53544; No. 2-91564; No. 2-98324; No. 33-22008; No. 33-64062 and No. 33-61371, relating variously to the Employee Stock Purchase Plan (1975), the Employee Stock Purchase Plan (1985) and the Employee Stock Purchase Plan, of the Company (1995); Registration Statements No. 33-20291 and No. 33-2830 relating to the Management Incentive Compensation Plan, of the Company; Registration Statements No. 33-5352; No. 33-21605; No. 333-4747 and No. 333-23603 relating to the 1986 Stock Incentive Plan, the 1986 United Kingdom Stock Option Plan and the 1996 Stock Incentive Plan, of the Company; Registration Statements No. 33-10087 and No. 33-25555 relating to the Long-Term Performance Incentive Plan, of the Company; Registration Statement No. 333-28029 relating to The Interpublic Outside Directors' Stock Incentive Plan, of the Company; and Registration Statement No. 33-42675 relating to the 1997 Performance Incentive Plan, of the Company.


Soteriou Banerji
London, England

January 5, 2001

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements on Form S-8 of the Interpublic Group of Companies, Inc. ("IPG" or the "Company") of our report dated February 3, 1999, which appears in this Current Report on Form 8-K with respect to the consolidated statements of operations, stockholders' equity (deficit) and cash flows of International Public Relations plc and subsidiaries for the fourteen-month period ended December 31, 1997 (not separately presented) which statements are included in the consolidated financial statements of IPG in its Annual Report on Form 10-K for the year ended December 31, 1999; Registration Statements No. 2-79071, 2-43811, 2-56269,
2-61346,  2-64338,  2-67560,  2-72093,  2-88165,  2-90878,  2-97440 and 33-28143
relating  variously  to the Stock  Option  Plan  (1971),  the Stock  Option Plan
(1981), the Stock Option Plan (1988) and the Achievement Stock Award Plan of The Company, Registration Statements No. 2-53544, 2-91564, 2-98324, 33-22008,
33-64062,  and 33-61371  relating  variously to the Employee Stock Purchase Plan
(1975), the Employee Stock Purchase Plan (1985) and the Employee Stock Purchase Plan (1995) of The Company, Registration Statements No. 33-20291 and 33-2830 relating to the Management Incentive Compensation Plan of The Company, Registration Statements No. 33-5352, 33-21605, 333-4747 and 333-23603 relating to the 1986 Stock Incentive Plan, the 1986 United Kingdom Stock Option Plan and the 1996 Stock Incentive Plan, of The Company, Registration Statements No. 33-10087 and No. 33-25555 relating to the Long-Term Performance Incentive Plan of The Company, Inc., Registration Statement No. 333-28029 relating to The Interpublic Outside Directors' Stock Incentive Plan of The Company, and Registration Statement No. 33-42675 relating to the 1997 Performance Incentive Plan of The Company.


Ernst & Young
London, England

January 5, 2001

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements on Form S-8 of The Interpublic Group of Companies, Inc. ("IPG" or the "Company"), of our report dated March 13, 1998, with respect to the consolidated statements of operations, stockholders' equity (deficit) and cash flows of Hill, Holliday, Connors, Cosmopulos, Inc. for the twelve-month period ended December 31, 1997 (not presented separately herein), included in this Current Report of the Company on Form 8-K filed with the Securities and Exchange Commission:
Registration  Statements No. 2-79071; No. 2-43811; No. 2-56269; No. 2-61346; No.
2-64338; No. 2-67560; No. 2-72093; No. 2-88165; No. 2-90878; No. 2-97440 and No.
33-28143, relating variously to the Stock Option Plan (1971), the Stock Option Plan (1981), the Stock Option Plan (1988) and the Achievement Stock Award Plan of the Company; Registration Statements No. 2-53544; No. 2-91564; No. 2-98324; No. 33-22008; No. 33-64062 and No. 33-61371, relating variously to the Employee Stock Purchase Plan (1975), the Employee Stock Purchase Plan (1985) and the Employee Stock Purchase Plan (1995) of the Company; Registration Statements No. 33-20291 and No. 33-2830 relating to the Management Incentive Compensation Plan of the Company; Registration Statements No. 33-5352; No. 33-21605; No. 333-4747 and No. 333-23603 relating to the 1986 Stock Incentive Plan, the 1986 United
Kingdom Stock Option Plan and the 1996 Stock Incentive Plan of the Company; Registration Statements No. 33-10087 and No. 33-25555 relating to the Long-Term Performance Incentive Plan of the Company; Registration Statement No. 333-28029 relating to The Interpublic Outside Directors' Stock Incentive Plan of the Company; and Registration Statement No. 33-42675 relating to the 1997 Performance Incentive Plan of the Company.


                                             Ernst & Young LLP
Boston, Massachusetts
January 5, 2001

                    Consent of Independent Public Accountants
                    -----------------------------------------

We consent to the incorporation by reference in the Registration Statements on Form S-8 of The Interpublic Group of Companies, Inc. (the "Company"), of our report dated November 28, 2000, which appears in this Current Report on Form 8-K; Registration Statements No. 2-79071; No. 2-43811; No. 2-56269; No. 2-61346;
No. 2-64338;  No. 2-67560;  No. 2-72093;  No. 2-88165; No. 2-90878; No. 2-97440;
and No. 33-28143, relating variously to the Stock Option Plan (1971), the Stock Option Plan (1981), the Stock Option Plan (1988) and the Achievement Stock Award Plan of the Company; Registration Statements No. 2-53544; No. 2-91564; No. 2-98324; No. 33-22008; No. 33-64062; and No. 33-61371, relating variously to the
Employee Stock Purchase Plan (1975), the Employee Stock Purchase Plan (1985) and the Employee Stock Purchase Plan of the Company (1995); Registration Statements No. 33-20291 and No. 33-2830 relating to the Management Incentive Compensation Plan of the Company; Registration Statements No. 33-5352; No. 33-21605; No. 333-4747; and No. 333-23603 relating to the 1986 Stock Incentive Plan, the 1986 United Kingdom Stock Option Plan and the 1996 Stock Incentive Plan of the Company; Registration Statements No. 33-10087 and No. 33-25555 relating to the Long-Term Performance Incentive Plan of the Company; Registration Statement No. 333-28029 relating to The Interpublic Outside Directors' Stock Incentive Plan of the Company; Registration Statement No. 33-42675 relating to the 1997 Performance Incentive Plan of the Company.



J.H. Cohn LLP
Roseland, New Jersey
January 5, 2001